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                                                                   Exhibit 10.15

                            SALT HOLDINGS CORPORATION
                              AMENDED AND RESTATED
                             STOCK RIGHTS AGREEMENT

                  This Amended and Restated Stock Rights Agreement ("AGREEMENT") is entered into as of June 23, 2003 by and among Salt Holdings Corporation, a Delaware corporation (the "COMPANY"), Apollo Management V L.P., a Delaware limited partnership ("APOLLO MANAGEMENT"), each of the stockholders of the Company listed on Schedule A attached hereto (such listed stockholders collectively and together with Apollo Management referred to as the "APOLLO INVESTORS") and IMC Global Inc., a Delaware corporation ("IMC GLOBAL" and together with the Apollo Investors, the "INITIAL STOCKHOLDERS").

                                    RECITALS

                  WHEREAS, the Parties are each parties to that certain Stock Rights Agreement, dated as of November 28, 2001 (the "ORIGINAL STOCK RIGHTS AGREEMENT");

                  WHEREAS, the Company and IMC Global are each parties to that certain Escrow Rights Purchase Agreement, dated the date hereof, pursuant to which IMC Global has agreed to sell, and the Company has agreed to purchase, all of the right, title and interest of IMC Global in and to that certain Escrow Agreement entered into in connection with and pursuant to the Original Stock Rights Agreement and in and to all of the property held thereunder;

                  WHEREAS, in connection with and to effectuate the transactions contemplated by the Escrow Rights Purchase Agreement, the Parties desire to amend and restate the Original Stock Rights Agreement as set forth herein to provide for certain matters with respect to the ownership and transfer of Securities now held of record or beneficially by, or hereafter acquired by, any Stockholder.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1 DEFINITIONS:

        1.1 As used in this Agreement, the following terms have the following meanings:

                  "APOLLO AFFILIATE" means Apollo Management and its affiliates, including the Apollo Investors, other than any affiliate that is a portfolio company of any investment fund that is an affiliate of Apollo Management.

                  "APOLLO COMMON STOCK" means the shares of Common Stock received by the Apollo Investors pursuant to the Merger Agreement, including any shares of Common Stock held by the Apollo Investors immediately after the Closing, and any shares of Capital Stock

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received in distribution thereon or as the result of any stock split, reverse stock split or recapitalization or in exchange for the Apollo Common Stock.

                  "APOLLO PREFERRED STOCK" means the shares of Preferred Stock received by the Apollo Investors pursuant to the Merger Agreement, including any shares of Preferred Stock held by the Apollo Investors immediately after the Closing, and any debt securities of the Company or shares of Capital Stock received in distribution thereon or as the result of any stock split, reverse stock split or recapitalization or in exchange for the Apollo Preferred Stock.

                  "APOLLO STOCKHOLDERS" means any of the Apollo Investors or any successor thereto. In the event that any Apollo Investor distributes its Securities to its investors or to any of its affiliates, then Apollo Stockholders shall include such distributees.

                  "BOARD OF DIRECTORS" means the board of directors of the Company.

                  "BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

                  "CAPITAL STOCK" means any and all shares of capital stock or any other interest participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the Person issuing such capital stock or other interest participation.

                  "CLOSING" means the date that the Merger occurs.

                  "COMMON STOCK" means the Class A common stock, par value $0.01 per share, of the Company, or if the Common Stock is no longer outstanding, the class of Capital Stock issued in exchange for, or in lieu of, Common Stock.

                  "COMPANY SALE" means any transaction or series of transactions as a result of which one or more Persons acting as a group (other than any Apollo Affiliate or IMC Stockholder or any affiliate of any IMC Stockholder) acquires (i) equity securities of the Company constituting greater than fifty percent (50%) of the Company's voting Common Stock (whether such transaction is effected by merger, consolidation, recapitalization, sale or transfer of the Company's equity or otherwise) or (ii) all or substantially all of the assets of the Company and its subsidiaries.

                  "IMC REGISTERED STOCK" means the 357,000 shares of Common Stock received by and registered in the name of IMC Global pursuant to the Merger Agreement that are not subject to the terms and conditions of this Agreement, and any shares of Common Stock received in distribution thereon or as the result of any stock split, reverse stock split or recapitalization or in exchange for IMC Registered Stock.

                  "IMC STOCKHOLDER" means IMC Global.

                  "IPO DATE" means the date on which the Company consummates a Qualified Public Offering.


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                  "MANAGEMENT CONSULTING AGREEMENT" means that certain
Management Consulting Agreement dated as of November 28, 2001, by and between the Company and Apollo Management, substantially consistent with the form attached as EXHIBIT 1.1(Q) to the YBR Holdings LLC Disclosure Letter attached to the Merger Agreement.

                  "MERGER" means the merger of YBR Acquisition Corp., a Delaware corporation, into the Company pursuant to the Merger Agreement.

                  "MERGER AGREEMENT" means that certain Agreement and Plan of Merger dated as of October 13, 2001 among IMC Global, the Company, YBR Holdings and YBR Acquisition Corp.

                  "NOTE SECURITIES" means the debt securities, if any, to be issued by the Company in exchange for the Preferred Stock, and any notes or other Securities received in distribution thereon or in exchange therefor.

                  "PARTIES" means the Stockholders and the Company.

                  "PERSON" means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, trust or other organization, or any governmental authority.

                  "PRE-EMPTIVE PERCENTAGE" means, at any time, as to each IMC Stockholder, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of IMC Registered Stock held by such IMC Stockholder by
(ii) the total number of shares of Common Stock issued and outstanding on the date of determination.

                  "PREFERRED STOCK" means the Series A Redeemable Exchangeable Preferred Stock, par value $0.01 per share, of the Company, or if the Preferred Stock is no longer outstanding, the Note Securities or other debt securities of the Company or the class of Capital Stock issued in exchange for, or in lieu of, Preferred Stock.

                  "QUALIFIED PUBLIC OFFERING" means an underwritten public offering of Common Stock by the Company pursuant to an effective registration statement filed by the Company with the Securities and Exchange Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act, after which, cumulatively, more than twenty percent (20%) of the Company has been sold to the public in one or more registered offerings.

                  "REGISTRABLE COMMON STOCK" means all shares of Common Stock, whether or not issued pursuant to the Merger Agreement and however and whenever obtained, beneficially owned, or owned of record, by any Apollo Stockholder or any IMC Stockholder.

                  "SECURITIES" means the Common Stock, the Preferred Stock and the IMC Notes.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "STOCKHOLDERS" means the IMC Stockholders and the Apollo Stockholders.


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                  "THIRD PARTY PURCHASER" means any Person other than a
Stockholder or their Permitted Transferees who purchases or intends to purchase Common Stock from any Stockholder or their Permitted Transferees.

                  "TRANSFER" means, sell, transfer, convey, assign, pledge, hypothecate or otherwise dispose of.

                  (a) The following terms have the meanings defined for such terms in the Sections set forth below:

                  TERM                                                   SECTION
                  --------------------------------------------------------------
                  Apollo Investors                                      Preamble
                  Apollo Management                                     Preamble
                  Agreement                                             Preamble
                  Bring-Along Notice                                           2
                  Bring-Along Right                                            2
                  Commission                                                 6.3
                  Company                                               Preamble
                  Demand Notice                                              4.1
                  IMC Global                                            Preamble
                  Initial Stockholders                                  Preamble
                  Other Registering Holders                                    5
                  Primary Registration                                         5
                  Prospectus                                                 6.3
                  Registering Stockholder                                      5
                  Registration Statement                                     6.3
                  Request Notice                                             4.1
                  Requesting Stockholder                                     4.1
                  Sale Notice                                                  3
                  Secondary Registration                                       5
                  Tag-Along Stockholders                                       3
                  Tag-Along Notice                                             3
                  Tag-Along Right                                              3
                  Third Party Terms                                            2

                  (b) Unless the context of this Agreement otherwise requires,
(i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the term "Section" refers to the specified Section of this Agreement; (v) the word "including" shall mean "including, without limitation", and (vi) the word "or" shall be disjunctive but not exclusive.

                  (c) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.


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                  (d) References to statutes shall include all regulations
promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

                  (e) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against either Party.

SECTION 2 BRING-ALONG RIGHTS

                  In the event that, at any time after the date hereof, one or more of the Apollo Stockholders, in one transaction or a series of related transactions that constitute a Company Sale, proposes to Transfer all or any portion of the Common Stock then held by such Apollo Stockholder to any Third Party Purchasers (other than Apollo Affiliates), then such Apollo Stockholder shall have the right (a "BRING-ALONG RIGHT"), but not the obligation, to cause any of the other Stockholders to tender for purchase to the Third Party Purchaser, a number of shares of Common Stock equaling the amount derived by multiplying (i) the total number of shares of Common Stock held by such Stockholder, by (ii) a fraction, the numerator of which is the total number of shares of Common Stock to be Transferred by such Apollo Stockholder in connection with such Company Sale and the denominator of which is the total number of the then outstanding shares of Common Stock held by all Apollo Stockholders. If any IMC Stockholder is required to transfer shares of Common Stock pursuant to this SECTION 2, references to "Common Stock" shall mean "IMC Registered Stock" with respect to such IMC Stockholder. Following a Company Sale, one or more of the Apollo Stockholders shall be entitled to exercise a Bring-Along Right in the event such Apollo Stockholder, in one transaction or a series of related transactions, proposes to Transfer twenty percent (20%) or more of the Common Stock then held by such Apollo Stockholder to any Third Party Purchasers and such Bring-Along Right shall be governed by this SECTION 2 in the same manner as if the event triggering the right to exercise such Bring-Along Right were a Company Sale.

                  If any Apollo Stockholder elects to exercise its Bring-Along Right, then it shall so notify the other Stockholders ("BRING-ALONG NOTICE") at least ten (10) Business Days prior to the date on which such Apollo Stockholder expects to consummate the Transfer giving rise to such Bring-Along Right. Each Bring-Along Notice shall set forth: (i) the name of the Third Party Purchaser and the number of shares of Common Stock proposed to be purchased by such Third Party Purchaser, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Third Party Purchaser and a summary of any other material terms pertaining to the Transfer ("THIRD PARTY TERMS") and
(iii) the number of shares of Common Stock that such Stockholder is required to sell in such Transfer. The terms and conditions applicable to such purchase and sale of any shares of Common Stock purchased from any Stockholder pursuant to this SECTION 2 shall otherwise be the same as the terms and conditions applicable to the Apollo Stockholder exercising the Bring-Along Right.

                  Upon the giving of a Bring-Along Notice, each Stockholder shall be obligated to Transfer the number of shares of Common Stock required to be Transferred by such Stockholder as set forth in the Bring-Along Notice on the Third Party Terms.


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SECTION 3 TAG-ALONG RIGHTS

                  In the event that, at any time after the date hereof, one or more of the Apollo Stockholders, in one transaction or a series of related transactions proposes to Transfer twenty percent (20%) or more of the Common Stock then held by such Apollo Stockholder to any Third Party Purchasers (other than Apollo Affiliates), then each other Stockholder (collectively, the "TAG-ALONG STOCKHOLDERS") shall have the right (the "TAG-ALONG RIGHT") to Transfer the same percentage of his, her or its Common Stock as all Apollo Stockholders are proposing to Transfer in such a transaction by requesting that such Third Party Purchaser purchase from such Tag-Along Stockholder up to the number of shares of Common Stock equal to the number derived by multiplying (i) the total number of shares of Common Stock that the proposed Third Party Purchaser(s) have agreed or committed to purchase by (ii) a fraction, the numerator of which is the total number of shares of Common Stock owned by such Tag-Along Stockholder, and the denominator of which is the total number of shares of Common Stock then outstanding. If any IMC Stockholder is entitled to transfer shares of Common Stock pursuant to this SECTION 3, references to "Common Stock" shall mean "IMC Registered Stock" with respect to such IMC Stockholder.

                  In the event any Apollo Stockholder proposes to make a Transfer giving rise to the Tag-Along Right, such Apollo Stockholder shall notify the other Stockholders (the "SALE NOTICE") at least ten (10) Business Days prior to the date on which such Apollo Stockholder expects to consummate such Transfer. Each Sale Notice shall set forth the Third Party Terms applicable to the proposed Transfer. The terms and conditions applicable to such purchase and sale of any shares of Common Stock purchased from the Tag-Along Stockholders pursuant to this SECTION 3 shall otherwise be the same as the terms and conditions applicable to the Apollo Stockholder proposing to make the Transfer giving rise to the Tag-Along Right.

                  The Tag-Along Right may be exercised by any Tag-Along Stockholder by delivery of a written notice to such Apollo Stockholder proposing to Transfer shares of Common Stock (the "TAG-ALONG NOTICE") within five (5) Business Days following receipt of a Sale Notice from such Apollo Stockholder. The Tag-Along Notice shall state the number of shares of Common Stock (not to exceed the amount determined in accordance with the first paragraph of this
SECTION 3) that such Tag-Along Stockholder proposes to include in such Transfer to the Third Party Purchaser. In the event that the Third Party Purchaser does not purchase the specified number of shares of Common Stock from the Tag-Along Stockholders on the same terms and conditions as specified in the Sale Notice, then such Apollo Stockholder shall not be entitled under this SECTION 3 to Transfer any shares of Common Stock to the proposed Third Party Purchaser in the proposed Transfer.

SECTION 4 REGISTRATION RIGHTS

        4.1 DEMAND REGISTRATION. At any time and from time to time after the IPO Date, if the Company shall receive a written request from one or more Apollo Investors (a "REQUESTING STOCKHOLDER"), that the Company file a registration statement under the Securities Act (including a "shelf" registration statement on Form S-3 or any successor form pursuant to Rule 415) covering the registration of Registrable Common Stock pursuant to this SECTION 4.1 (a "DEMAND NOTICE"), then the Company shall, within ten (10) business days of the receipt of such written


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request, give written notice of such request ("REQUEST NOTICE") to all
Stockholders and, in addition to any obligations under SECTION 6, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Common Stock that the Requesting Stockholder requests to be registered in the Demand Notice together with the Registrable Common Stock of other Registering Stockholders pursuant to SECTION 5, subject only to the limitations of this SECTION 4 and the rights of other Stockholders pursuant to
SECTION 5; PROVIDED that the Company shall not be obligated to effect any such registration until 180 days after the IPO Date.

        4.2 UNDERWRITING. If the Requesting Stockholder intends to distribute the Registrable Common Stock covered by its request by means of an underwritten offering, then it shall so advise the Company as a part of the Demand Notice, and the Company shall include such information in the Request Notice. In such event, the right of any Stockholder to include his Registrable Common Stock in such registration shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Common Stock in the underwriting (unless otherwise mutually agreed by the Requesting Stockholder and such Stockholder) as provided herein. The Company and all Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Requesting Stockholder. Notwithstanding any other provision of this SECTION 4.2 or SECTION 5, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Stockholders that would otherwise be registered and underwritten pursuant hereto, and the managing underwriter(s) may exclude shares of the Registrable Common Stock from the registration and the underwriting, and the number of shares that will be included in the registration and the underwriting shall be allocated, FIRST to the Requesting Stockholder's Common Stock and to each of the Stockholders requesting inclusion of their Registrable Common Stock in such registration statement pursuant to SECTION 5 on a pro rata basis based on the total number of Registrable Common Stock requested for inclusion in the registration by the Requesting Stockholder and each such Stockholder, and SECOND to the Company. No other shares may be included (other than by the Company or by the Stockholders pursuant to SECTION 5) without the Requesting Stockholder's consent.

        4.3 DEFERRAL. Notwithstanding the foregoing, if the Company shall furnish to the Requesting Stockholder a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such registration statement then to be filed, the Company shall have the right to defer such filings and, by notice to the Requesting Stock-holder, to require the Requesting Stockholder to withdraw its Demand Notice and to refrain from delivering another Demand Notice for a period of not more than ninety (90) days after receipt of the request of the initial Demand Notice; PROVIDED, HOWEVER, that the Company may not utilize this right more than twice in any twelve (12) month period.

        4.4 IMC TRANSACTION STOCK. For purposes of this SECTION 4 and SECTIONS 5 AND 6, if the referred to Stockholder is an IMC Stockholder, references to "Common Stock" shall mean "IMC Registered Stock" with respect to such IMC Stockholder.


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SECTION 5 PIGGYBACK REGISTRATION RIGHTS

        5.1 If the Company at any time proposes to register under the Securities Act any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock, whether or not for sale for its own account, on a form and in a manner which would permit registration of the Common Stock held by a Stockholder for sale to the public under the Securities Act (other than pursuant to Form S-4 or Form S-8 or successor or similar forms), the Company shall give written notice of the proposed registration to each Stockholder not later than thirty (30) days prior to the filing thereof. Each Stockholder shall have the right to request that all or any part of his or its Registrable Common Stock be included in such registration. Any such registration that the Company proposes for its own account shall be referred to as a "PRIMARY REGISTRATION" and any such registration that the Company proposes that is not for its own account shall be referred to as a "SECONDARY REGISTRATION." Each Stockholder can make such a request by giving written notice to the Company within ten (10) Business Days after the giving of such notice by the Company (any Stockholder giving the Company a notice requesting that the Registrable Common Stock owned by it be included in such proposed registration being hereinafter referred to in this SECTION 5 as a "REGISTERING STOCKHOLDER"); PROVIDED, HOWEVER, that if the Company or the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, all Registering Stockholders and all other Stockholders of the Company entitled to register securities in connection with any offering ("OTHER REGISTERING HOLDERS") propose to include in such registration statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company will include in such registration, first, the securities which the Company proposes to sell in a Primary Registration, second, the Registrable Common Stock of such Registering Stockholders who are Apollo Stockholders, and third, the Registrable Common Stock to be sold for the account of Other Registering Holders (including the IMC Stockholders) and shares to be registered for the account of the Company in a Secondary Registration, pro rata among all such Registering Stockholders and such Other Registering Holders, taken together, on the basis of the relative percentage of Registrable Common Stock owned by all such Registering Stockholders and such Other Registering Holders who have requested that securities owned by them be so included. Registrable Common Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Registering Stockholder shall be sold to the prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and the prospective underwriters. Any Registering Stockholder who holds Registrable Common Stock being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Registering Stockholder.

SECTION 6 REGISTRATION PROCEDURES

        6.1 HOLDBACK AGREEMENTS. Notwithstanding any other provision of SECTION 4 or SECTION 5, each Stockholder agrees that (if so required by the underwriters in an underwritten offering) he, she or it will not (and it shall be a condition to the rights of each Stockholder under


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of SECTION 4 and SECTION 5 that such Stockholder does not) offer for public sale any Common Stock during a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any registration statement filed by the Company in connection with an underwritten public offering (except as part of such underwritten registration or as otherwise permitted by such underwriters). The IMC Stockholders shall not be required to agree to any such holdback period that is longer than the shortest period applicable to any Apollo Investor so long as the Apollo Investors beneficially own at least as much as or more than the outstanding Common Stock beneficially owned by the IMC Stockholders.

        6.2 EXPENSES. Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Stockholders in connection with any registration under SECTION 4 or under SECTION 5 shall be borne by the Company, except that the following expenses shall be borne by the Stockholder incurring the same: (i) the costs and expenses of counsel to such Stockholder to the extent such Stockholder retains counsel; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Stockholder's securities; (iii) transfer taxes with respect to the securities sold by such Stockholder; and (iv) other expenses incurred by such Stockholder and incidental to the sale and delivery of the securities to be sold by such Stockholder.

        6.3 REGISTRATION PROCEDURES. In connection with any registration of Registrable Common Stock under the Securities Act pursuant to this Agreement, the Company will consult with each Registering Stockholder whose Common Stock is to be included in any such registration concerning the form of underwriting agreement, shall provide to such Registering Stockholder the form of underwriting agreement prior to the Company's execution thereof and shall provide to such Registering Stockholder and its representatives such other documents (including comments by the Securities and Exchange Commission (the "COMMISSION") on the registration statement) as such Registering Stockholder shall reasonably request in connection with its participation in such registration. The Company will furnish each Registering Stockholder whose shares of Registrable Common Stock are registered thereunder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Registering Stockholder and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a "REGISTRATION STATEMENT") providing for the sale of Registrable Common Stock held by any Registering Stockholder pursuant to its obligations under SECTION 4 or SECTION 5, the Company will:

                (a) upon filing a Registration Statement or any prospectus related thereto (a "PROSPECTUS") or any amendments or supplements thereto, furnish to the Registering Stockholders whose Registrable Common Stock are covered by such Registration Statement and the underwriters, if any, copies of all such documents;


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                (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the ninety
        (90) day period referenced in paragraph (a) above; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

                (c) promptly notify the Registering Stockholders and the managing underwriters, if any, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

                (e) if requested by the managing underwriters or a Registering Stockholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Registering Stockholders holding a majority of the Registrable Common Stock being sold by Registering Stockholders agree should be included therein relating to the sale of such Registrable Common Stock, including without limitation information with respect to the amount of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Common Stock to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                (f) furnish to such Registering Stockholder and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);


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                (g) deliver to such Registering Stockholders and the
        underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;

                (h) prior to any public offering of Registrable Common Stock, register or qualify or cooperate with the Registering Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Registering Stockholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Common Stock covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

                (i) cooperate with the Registering Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Common Stock to the underwriters;

                (j) if any fact described in paragraph (c)(v) above exists, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Common Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                (k) cause all Registrable Common Stock covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                (l) provide a CUSIP number for all Registrable Common Stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

                (m) make available for inspection by a representative of the Registering Stockholders the Registrable Common Stock being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Registering Stockholders or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED,

        HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order;

                (n) otherwise use his, her or its reasonable best efforts to comply with all applicable rules and regulations of the Commission and relevant state securities commissions, and make generally available to the Registering Stockholders earning statements satisfying the provisions of SECTION 10(A) of the Securities Act no later than forty-five (45) days after the end of any 12-month period (or ninety
        (90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Common Stock of such Registering Stockholder is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                (o) furnish to each underwriter, if an underwritten offering, customary "comfort" letters from its independent auditors, legal opinions from counsel to the Company on customary matters, and such other certificates, instruments or other matters reasonably requested by the underwriters;

                (p) cause the Company's executive officers, including its chief executive officer and chief financial officer, to be available to meet with potential investors and to participate in any "roadshow" requested by the underwriters and which in the underwriters' judgment is reasonably necessary or appropriate for the sale of the Registrable Common Stock; and

                (q) enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection with the sale of Registrable Common Stock.

        6.4 CONDITIONS TO STOCKHOLDER RIGHTS; INDEMNIFICATION BY STOCKHOLDER. It shall be a condition of each Registering Stockholder's rights hereunder to have Registrable Common Stock owned by it registered that:

                (a) such Registering Stockholder shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Registering Stockholder or the securities of the Company owned by such Registering Stockholder in connection with such registration;

                (b) such Registering Stockholder shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the NASD or otherwise to effectuate the offering; and

                (c) such Registering Stockholder shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, at least equivalent in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished by such Registering Stockholder specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Registering Stockholder's failure to deliver Prospectuses as required under the Securities Act; but such indemnification shall not extend to any amounts beyond the proceeds of the sale of the Securities received by such indemnitor.

        6.5 INDEMNIFICATION BY COMPANY. In the event of any registration under the Securities Act of any Registrable Common Stock of Registering Stockholders pursuant to this SECTION 6.5, the Company shall execute and deliver an agreement to indemnify and hold harmless each Registering Stockholder and any underwriter disposing of such Registrable Common Stock and any underwriter in connection with such disposition against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Registering Stockholder may become subject under the Securities Act or otherwise, in such manner as is customary in underwriting agreements for registrations of the type then proposed.

SECTION 7 TRANSACTIONS WITH AFFILIATES AND OTHERS

                Prior to a Qualified Public Offering, so long as the IMC Stockholders remain Stockholders of the Company, without the prior written consent of IMC Global, the Company shall not enter into any transaction with any Apollo Stockholder unless such transaction is on arms' length terms; PROVIDED, HOWEVER, that the following shall be deemed to be on arms' length terms: (A) any transaction authorized, based in part on a determination that such transaction is fair as to the Company as of the time of authorization, by a majority of the members of the Board of Directors who do not have a financial interest in such transaction within the meaning of the General Corporation Law of the State of Delaware, (B) any amendment or modification to the terms of the Preferred Stock or the Note Securities that treats all outstanding shares of Preferred Stock or all outstanding Note Securities similarly, (C) any agreements to be entered into by the Company regarding tax reporting on IRS Form 1099-DIV (or any successor form) with respect to the Series A Preferred Stock, (D) the Management Consulting Agreement and the transactions and payments thereunder, and (E) any reasonable and customary fees, stock options, reasonable out-of-pocket expense reimbursements, coverage under directors and officers insurance and indemnification protection for officers and directors received by or covering any Apollo Stockholder.

SECTION 8 ADDITIONAL COMPANY EQUITY ISSUANCES TO APOLLO STOCKHOLDERS.

                Prior to a Qualified Public Offering, the Company shall not issue any Securities to any Apollo Stockholder unless the Company shall offer to each of the IMC Stockholders an opportunity to acquire the Securities, in an amount up to the Pre-Emptive Percentage of the total amount of such Securities to be issued, on the same terms and conditions as the Apollo Stockholders, provided that such opportunity must be offered to the IMC Stockholders no later than 30 days after the acquisition of any such Securities by any Apollo Stockholder and any IMC Stockholder must determine whether to participate within ten days of such offer (which determination may be conditioned upon the participation of any of the Apollo Stockholders); PROVIDED HOWEVER, during the period beginning on the date that the Apollo Stockholders acquire such Securities and ending on the earliest of the dates on which (A) the IMC Stockholders' right to participate lapses, (B) the IMC Stockholders purchase Securities following an election to participate, or (C) the IMC Stockholders notify the Company that they will not participate, the Company shall not (x) set a record date for payment of dividends, (y) seek stockholder approval for any matter (unless, taking into account the total amount of Securities that the IMC Stockholders are entitled to purchase if the IMC Stockholders elect to participate, the vote of the IMC Stockholders would not alter the outcome of the sought after approval and the act of voting or refraining from voting would not give rise to specific rights, including dissenters rights) or (z) enter into or effect, or agree to enter into or effect, a merger, consolidation, sale recapitalization, or similar transaction, unless, in any case contemplated by clauses (x), (y) and (z), the IMC Stockholders receive the same benefits and rights and are subject to the same obligations as if the IMC Stockholders had purchased the Securities on the same date as the Apollo Stockholders.

SECTION 9 MISCELLANEOUS

        9.1 TERMINATION. Notwithstanding any other provision contained herein, the rights and obligations of all Parties under SECTIONS 2, and 3 shall terminate upon the date on which a Qualified Public Offering is consummated.

        9.2 LEGENDS. Each certificate representing shares of Common Stock held by the Stockholders shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF."

                  "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE INITIAL HOLDER HEREOF DATED AS OF NOVEMBER 28, 2001. A COPY OF SUCH

                  AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

        9.3 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors, and assigns and any other transferee of the Common Stock, Preferred Stock or IMC Notes and shall also apply to any Common Stock, Preferred Stock or IMC Notes acquired by Stockholders after the date hereof.

        9.4 SPECIFIC PERFORMANCE. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party's obligations under this Agreement. The Parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of New York.

        9.6 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS STOCK RIGHTS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS STOCK RIGHTS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        9.7 INTERPRETATION. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

        9.8 REPRESENTATION. Apollo Management shall represent each of the Apollo Stockholders for the purposes of this Agreement, including with respect to any waivers, consent or notices and it has the requisite authority to represent each of the entities comprising the Apollo Stockholders. Any notice given by Apollo Management shall be deemed to also have been given by the Apollo Investors or the Apollo Stockholders, as the case may be, and shall be binding on all of the Apollo Investors and Apollo Stockholders. IMC Global shall represent each of the IMC Stockholders for the purposes of this Agreement, including with respect to any waivers, consent or notices and it has the requisite authority to represent each of the entities comprising the IMC Stockholders.

        9.9 NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).

                  If to the Company, at:

                           Salt Holdings Corporation
                           8300 College Park Boulevard
                           Overland Park, Kansas 66210
                           Attention:   Chief Executive Officer


                           With a copy to Apollo, at the address given below,
and a copy to:

                           Latham & Watkins LLP
                           885 Third Avenue
                           New York, N.Y. 10022
                           Attention:  Raymond Y. Lin
                           Facsimile: (212) 751-4864

                  If to Apollo, at:

                           Apollo Management, L.P.
                           1301 Avenue of the Americas
                           New York, NY 10019
                           Attention:   Scott Kleinman
                           Facsimile:   212-515-3232

                           With a copy to Latham & Watkins LLP, at the address
given above.

                  If to IMC Global Inc., to:

                           IMC Global Inc.
                           100 South Saunders Road, Suite 300
                           Lake Forest, IL  60045
                           Attention:   General Counsel
                           Facsimile:   (847) 739-1606
                           with a copy to:

                           Skadden Arps Slate Meagher & Flom LLP
                           4 Times Square
                           New York, N.Y. 10036
                           Attention:       Stephen Arcano
                           Facsimile:       (212) 735-2000

                  If to any other Stockholder, to the address set forth on the signature pages hereto.

        9.10 RECAPITALIZATION, EXCHANGE, ETC. AFFECTING THE COMPANY'S EQUITY SECURITIES. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Securities or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Securities and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

        9.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

        9.12 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

        9.13 AMENDMENT. This Agreement may be amended only by written agreement signed by each of the parties hereto. Notwithstanding the foregoing, at any time hereafter, any Persons acquiring shares of Common Stock in accordance with the terms hereof may be made parties hereto by executing a signature page in the form attached as EXHIBIT A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

                  IN WITNESS WHEREOF, the Parties have executed this Stock Rights Agreement as of the date first above written.

                          SALT HOLDINGS CORPORATION


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                          APOLLO MANAGEMENT V L.P.


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                          YBR HOLDINGS LLC


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                          YBR NETHERLANDS I, L.P.


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                          YBR NETHERLANDS II, L.P.


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                          IMC GLOBAL INC.


                          By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                   SCHEDULE A

                                  STOCKHOLDERS

YBR Holdings LLC
YBR Netherlands I, L.P.
YBR Netherlands II, L.P.

                                    EXHIBIT A

                                 SIGNATURE PAGE
                                     TO THE
                              AMENDED AND RESTATED
                             STOCK RIGHTS AGREEMENT

                  By execution of this signature page, __________________ hereby agrees to become a party to, be bound by the obligations of and receive the benefits of that certain Amended and Restated Stock Rights Agreement dated as of June 23, 2003 by and among Salt Holdings Corporation, a Delaware corporation, Apollo Management V L.P., a Delaware limited partnership, each of the stockholders of the Company listed on Schedule A attached thereto, IMC Global Inc., a Delaware corporation, and certain other parties named therein, as amended from time to time thereafter.

                            ____________________________________________________


                            By:
                                     ___________________________________________
                                     Name:
                                     Title:


                            Notice Address:


                            ____________________________________________________

                            ____________________________________________________

                            ____________________________________________________


Accepted:


SALT HOLDINGS CORPORATION



By:
         ___________________________________________
         Name:
         Title: